                                                                Exhibit (b)(2)


                                        FIRST AMENDMENT dated as of May 23,
                                1996 (this "Amendment"), to the Credit
                                Agreement referred to below among ITT
                                INDUSTRIES, INC. (the "Borrower"), the
                                financial institutions from time to time party thereto (the "Lenders") and CHEMICAL BANK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                A. The parties hereto have entered into a Five-Year Competitive Advance and Revolving Credit Facility Agreement dated as of November 10, 1995 (the "Credit Agreement").

                B. The Borrower has requested that certain terms of the Credit Agreement be amended and the Lenders are willing, on the terms and subject to the conditions set forth below, to agree to amend the Credit Agreement as provided herein.

                C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

                Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                SECTION 1. Amendments to Section 1.01. (a) The definition of "Consolidated EBITDA" is amended by adding at the end thereof the following proviso:

        "; provided, however, that there shall not be included in determining Consolidated EBITDA:

                  (i) any income, gain, loss, tax, depreciation or amortization, in each case in connection with the discontinued operations referred to in footnote 18 (Discontinued Operations) of the Company's 1995 consolidated financial statements,

                 (ii) any extraordinary gain or loss to the extent that such gain or loss relates to the Distribution or to the tender offer referred to in footnote 11 (Early Extinguishment of Debt) of the Company's 1995 consolidated financial statements, or

                (iii) any miscellaneous income or expense to the extent that such income or expense relates to the disposition of businesses referred to in footnote 15 (Miscellaneous Income (Expense)) of the Company's 1995 consolidated financial statements."

                (b) The definition of "Consolidated Interest Expense" is amended by adding at the end thereof the following proviso:

                "provided, however, that there shall not be included in determining Consolidated Interest Expense any interest expense in connection with the discontinued operations referred to in footnote 18 (Discontinued Operations) of the Company's 1995 consolidated financial statements."

                SECTION 2. Amendment to Section 5.12. Section 5.12 is amended by adding the word "consecutive" after the word "four."

                SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants to each Lender, on and as of the date hereof, and after giving effect to this Amendment, that:

                (a) This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

                (b) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof.

                (c) No Event of Default or Default has occurred and is continuing.

                SECTION 4. Effectiveness. This Amendment shall become effective as of November 10, 1995, upon receipt by the Administrative Agent of duly executed counterparts of this Amendment that, when taken together, bear the authorized signatures of the Borrower and the Required Lenders.

                SECTION 5. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                SECTION 6. Expenses. The borrower shall pay all reasonable out-of-pocket fees and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees, disbursements and other charges of Cravath, Swaine & Moore, counsel of the Administrative Agent.

                SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

                SECTION 8. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                SECTION 9. Effect of Amendment. Except as specifically amended or modified hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby.

                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

                                      ITT INDUSTRIES INC., as Borrower,

                                        by /s/ Donald E. Foley
                                           -----------------------------------
                                           Name: Donald E. Foley
                                           Title: Vice President and Treasurer


                                      CHEMICAL BANK, individually and as
                                      Administrative Agent,

                                        by /s/ Joan F. Garvin
                                           --------------------------------
                                           Name: Joan F. Garvin
                                           Title: Vice President


                                      ABN AMRO BANK N.V., NEW YORK BRANCH,

                                        by /s/ Frances Oir Logan
                                           --------------------------------
                                           Name: Frances Oir Logan
                                           Title: Vice President


                                        by /s/ Thomas Rogers
                                           --------------------------------
                                           Name: Thomas Rogers
                                           Title: Assistant Vice President


                                      ARAB BANK PLC,

                                        by /s/ Peter Boyadjian
                                           --------------------------------
                                           Name: Peter Boyadjian
                                           Title: Senior Vice President

                                BANCA CASSA DI RISPARMIO DI TORINO,

                                by
                                   /s/ Robert P. DeSantes
                                  ------------------------------------
                                  Name: Robert P. DeSantes
                                  Title: Vice President
                                         Head of Corporate Banking

                                by
                                   /s/ Giorgio Cuccolo
                                  ------------------------------------
                                  Name: Giorgio Cuccolo
                                  Title: Manager & E.V.P.


                                 BANCA COMMERCIALE ITALIANA, NEW YORK
                                 BRANCH,

                                by
                                   /s/ Charles Dougherty
                                  ------------------------------------
                                  Name: Charles Dougherty
                                  Title: Vice President

                                by
                                   /s/ Sarah Kim
                                  ------------------------------------
                                  Name: Sarah Kim
                                  Title: Assistant Vice President

                                BANCA DI ROMA - NEW YORK BRANCH,

                                by
                                   /s/ Luca Balestra
                                  ------------------------------------
                                  Name: Luca Balestra
                                  Title: Assistant Vice President

                                by
                                   /s/ Ralph L. Riehle
                                  ------------------------------------
                                  Name: Ralph L. Riehle
                                  Title: First Vice President

                                BANCA NAZIONALE DEL LAVORO S.P.A., NEW
                                YORK BRANCH,

                                by
                                   /s/ Giuliano Violetta
                                  ------------------------------------
                                  Name: Giuliano Violetta
                                  Title: First Vice President

                                by
                                   /s/ Giulio Giovine
                                  ------------------------------------
                                  Name: Giulio Giovine
                                  Title: Vice President

                                        BANCA POPOLARE DI MILANO,

                                          by
                                             /s/ Anthony Franco
                                             -------------------------------
                                             Name:  Anthony Franco
                                             Title: Executive Vice President
                                                    & General Manager
                                          by
                                             /s/ Fulvio Montanari
                                             -------------------------------
                                             Name:  Fulvio Montanari
                                             Title: First Vice President

                                        BANK OF AMERICA NT & SA,

                                          by
                                             /s/ Donald J. Chin
                                             -------------------------------
                                             Name:  Donald J. Chin
                                             Title: Vice President


                                        BANK OF HAWAII,

                                          by
                                             /s/ Alison Sierens
                                             -------------------------------
                                             Name:  Alison Sierens
                                             Title: Assistant Vice President


                                        THE BANK OF NEW YORK,

                                          by
                                             /s/ William G.C. Dakin
                                             -------------------------------
                                             Name:  William G.C. Dakin
                                             Title: Vice President


                                        THE BANK OF NOVA SCOTIA,

                                          by
                                             /s/ John Hopmans
                                             -------------------------------
                                             Name:  John Hopmans
                                             Title: Senior Representative


                                        BANKERS TRUST COMPANY,

                                          by
                                             /s/ Katherine A. Judge
                                             -------------------------------
                                             Name:  Katherine A. Judge
                                             Title: Vice President

                                        BARCLAYS BANK PLC,

                                          by /s/ John C. Livingston
                                             ----------------------------------
                                             Name: John C. Livingston
                                             Title: Director

                                        BAYERISCHE LANDESBANK GIROZENTRALE,
                                        CAYMAN ISLANDS BRANCH,

                                          by /s/ Wilfried Freudenberger
                                             ----------------------------------
                                             Name: Wilfried Freudenberger
                                             Title: Executive Vice President
                                                    and General Manager

                                          by /s/ Peter Obermann
                                             ----------------------------------
                                             Name: Peter Obermann
                                             Title: Senior Vice President
                                                    Manager Lending Division

                                        CIBC, INC.,

                                          by /s/ Judy Domkowski
                                             ----------------------------------
                                             Name: Judy Domkowski
                                             Title: Authorized Signatory

                                        THE CHASE MANHATTAN BANK, N.A.,

                                          by /s/ Joan F. Garvin
                                             ----------------------------------
                                             Name: Joan F. Garvin
                                             Title: Vice President

                                        CITIBANK, N.A.,

                                          by /s/ Elizabeth A. Palermo
                                             ----------------------------------
                                             Name: Elizabeth A. Palermo
                                             Title: Attorney-in-fact

                                        COMERICA BANK,

                                          by /s/ Cheryl W. Ewers
                                             ----------------------------------
                                             Name: Cheryl W. Ewers
                                             Title: Account Officer

                                       COMMERZBANK AKTIENGESELLSCHAFT,
                                       GRAND CAYMAN BRANCH,


                                         by  /s/ Juergen Boysen
                                           -----------------------------------
                                           Name: Juergen Boysen
                                           Title: Senior Vice President


                                         by  /s/ Sean Harrigan
                                           -----------------------------------
                                           Name: Sean Harrigan
                                           Title: Senior Vice President


                                       COMPAGNIE FINANCIERE DE CIC ET DE
                                       L'UNION EUROPEENNE,


                                         by  /s/ Martha Skidmore
                                           -----------------------------------
                                           Name: Martha Skidmore
                                           Title: Vice President


                                         by  /s/ Eric Longuet
                                           -----------------------------------
                                           Name: Eric Longuet
                                           Title: Vice President


                                       CREDIT LYONNAIS, NEW YORK BRANCH,


                                         by /s/ Mark Campellone
                                           -----------------------------------
                                           Name: Mark Campellone
                                           Title: Vice President


                                       CREDIT SUISSE,


                                         by /s/ Robert B. Potter
                                           -----------------------------------
                                           Name: Robert B. Potter
                                           Title: Member of Senior Management


                                         by  /s/ Lynn Allegaert
                                           -----------------------------------
                                           Name: Lynn Allegaert
                                           Title: Member of Senior Management

                                     CREDITO ITALIANO, S.P.A.,


                                       by /s/ Alberto Devoto
                                          ----------------------------------
                                          Name: Alberto Devoto
                                          Title: Senior Vice President
                                                 and Manager


                                       by /s/ Saiyed A. Abbas
                                          ----------------------------------
                                          Name: Saiyed A. Abbas
                                          Title: Assistant Vice President


                                     THE DAI-ICHI KANGYO BANK, LTD., NEW YORK
                                     BRANCH,


                                       by /s/ Timothy White
                                          ----------------------------------
                                          Name: Timothy White
                                          Title: Vice President


                                     DEN DANSKE BANK, AKTIESELSKAB, CAYMAN
                                     ISLANDS BRANCH,


                                       by /s/ Mogens Sondargaard
                                          ----------------------------------
                                          Name: Mogens Sondergaard
                                          Title: Vice President


                                       by /s/ George B. Wendell
                                          ----------------------------------
                                          Name: George B. Wendell
                                          Title: Vice President


                                     DEUTSCHE BANK AG, NEW YORK BRANCH AND/OR
                                     CAYMAN ISLANDS BRANCH,


                                       by /s/ Belinda J. Wheeler
                                          ----------------------------------
                                          Name: Belinda J. Wheeler
                                          Title: Assistant Vice President


                                       by /s/ Jean M. Hannigan
                                          ----------------------------------
                                          Name: Jean M. Hannigan
                                          Title: Vice President

                                      DG BANK DEUTSCHE GENOSSENSCHAFTSBANK,

                                      by
                                         /s/ Mark K. Connelly
                                         ----------------------------------
                                         Name: Mark K. Connelly
                                         Title: Vice President


                                      by
                                         /s/ Karen A. Brinkman
                                         ----------------------------------
                                         Name: Karen A. Brinkman
                                         Title: Vice President


                                      DRESDNER BANK AG, NEW YORK BRANCH AND
                                      GRAND CAYMAN BRANCH,

                                      by
                                         /s/ J. Curtin Beaudouin
                                         ----------------------------------
                                         Name: J. Curtin Beaudouin
                                         Title: First Vice President

                                      by
                                         /s/ Deborah Slusarczyk
                                         ----------------------------------
                                         Name: Deborah Slusarczyk
                                         Title: Vice President


                                      FIRST INTERSTATE BANK OF CALIFORNIA,

                                      by
                                         /s/ Peter G. Olson
                                         ----------------------------------
                                         Name: Peter G. Olson
                                         Title: Senior Vice President

                                      by
                                         /s/ Lancy Gin
                                         ----------------------------------
                                         Name: Lancy Gin
                                         Title: Assistant Vice President



                                      THE FIRST NATIONAL BANK OF BOSTON,

                                      by
                                         /s/ Jack M. Harcourt
                                         ---------------------------------
                                         Name: Jack M. Harcourt
                                         Title: Authorized Officer & Director


                                      THE FIRST NATIONAL BANK OF CHICAGO,

                                      by
                                         /s/ Daniel J. Lenckos
                                         ---------------------------------
                                         Name: Daniel J. Lenckos
                                         Title: Vice President

                                FIRST UNION NATIONAL BANK OF NORTH
                                CAROLINA,


                                  by  /s/ Jane W. Workman
                                      ----------------------------------
                                      Name: Jane W. Workman
                                      Title: Senior Vice President


                                THE FUJI BANK, LIMITED, NEW YORK BRANCH,


                                  by  /s/ Gina Kearns
                                      -----------------------------------
                                      Name: Gina Kearns
                                      Title: Vice President & Manager


                                THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                NEW YORK BRANCH,


                                  by  /s/ John V. Veltri
                                      -----------------------------------
                                      Name: John V. Veltri
                                      Title: Senior Vice President


                                INSTITUTO BANCARIO SAN PAOLO DI TORINO
                                SPA,


                                  by
                                      -----------------------------------
                                      Name:
                                      Title:


                                  by
                                      -----------------------------------
                                      Name:
                                      Title:


                                KREDIETBANK N.V.,


                                  by
                                      -----------------------------------
                                      Name:
                                      Title:


                                  by
                                      -----------------------------------
                                      Name:
                                      Title:


                                LLOYDS BANK PLC,


                                  by  /s/ Paul D. Briamonte
                                      -----------------------------------
                                      Name: Paul D. Briamonte
                                      Title: Vice President

                                                   B374


                                          by  /s/ Windser R. Davies
                                            --------------------------------
                                            Name: Windser R. Davies
                                            Title: Vice President & Manager
                                                   D061


                                        LTCB TRUST COMPANY,


                                          by
                                            --------------------------------
                                            Name:
                                            Title:


                                        THE BANK OF TOKYO-MITSUBISHI LTD.,
                                        NEW YORK BRANCH


                                          by  /s/ Jean K. Reilly
                                            --------------------------------
                                            Name: Jean K. Reilly
                                            Title: Vice President


                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION,


                                          by  /s/ Patricia Loret de Mola
                                            --------------------------------
                                            Name: Patricia Loret de Mola
                                            Title: Senior Vice President


                                        MORGAN GUARANTY TRUST COMPANY OF
                                        NEW YORK,


                                          by  /s/ Sandra J.S. Kurek
                                            --------------------------------
                                            Name: Sandra J.S. Kurek
                                            Title: Associate


                                        NATIONAL WESTMINSTER BANK, PLC,
                                        NASSAU BRANCH,


                                          by  /s/ Anne Marie Torre
                                            --------------------------------
                                            Name: Anne Marie Torre
                                            Title: Vice President


                                        NATIONAL WESTMINSTER BANK PLC,
                                        NEW YORK BRANCH,


                                          by  /s/ Anne Marie Torre
                                            --------------------------------
                                            Name: Anne Marie Torre

                                            Title: Vice President


                                        NATIONSBANK, N.A.,

                                          by
                                             /s/ Marcus A. Boyer
                                             -------------------------------
                                             Name:  Marcus A. Boyer
                                             Title: Senior Vice President


                                        THE NIPPON CREDIT BANK LTD.,

                                          by
                                             /s/ Barry S. Fein
                                             -------------------------------
                                             Name:  Barry S. Fein
                                             Title: Assistant Vice President


                                        THE NORTHERN TRUST COMPANY,

                                          by
                                             /s/ James F. Monhart
                                             -------------------------------
                                             Name:  James F. Monhart
                                             Title: Vice President


                                        PNC BANK, NATIONAL ASSOCIATION,

                                          by
                                             /s/ Tom Colwell
                                             -------------------------------
                                             Name:  Tom Colwell
                                             Title: Vice President


                                        ROYAL BANK OF CANADA,

                                          by
                                             /s/ John M. Crawford
                                             -------------------------------
                                             Name:  John M. Crawford
                                             Title: Senior Manager


                                        THE SAKURA BANK, LIMITED,
                                          NEW YORK BRANCH,

                                          by
                                             /s/ Masahiro Nakajo
                                             -------------------------------
                                             Name:  Masahiro Nakajo
                                             Title: Senior Vice President
                                                    and Manager


                                        THE SANWA BANK LIMITED,
                                          NEW YORK BRANCH,

                                          by
                                             /s/ Stephen C. Small
                                             -------------------------------
                                             Name:  Stephen C. Small
                                             Title: Vice President and
                                                    Area Manager

                                        SOCIETE GENERALE,


                                          by  /s/ Sedare Coradin
                                              --------------------------------
                                              Name: Sedare Coradin
                                              Title: Vice President


                                        THE SUMITOMO BANK, LIMITED, NEW YORK
                                        BRANCH,


                                          by  /s/ Yoshinori Kawamura
                                              --------------------------------
                                              Name: Yoshinori Kawamura
                                              Title: Joint General Manager


                                        SUNTRUST BANK, ATLANTA,


                                          by  /s/ May M. Smith
                                              --------------------------------
                                              Name: May M. Smith
                                              Title: Banking Officer


                                          by  /s/ Craig W. Farnsworth
                                              --------------------------------
                                              Name: Craig W. Farnsworth
                                              Title: Vice President and Manager


                                        SVENSKA HANDELSBANKEN,


                                          by  /s/ Karl Forsman
                                              --------------------------------
                                              Name: Karl Forsman
                                              Title: Vice President

                                          by  /s/ Mark Gay
                                              --------------------------------
                                              Name: Mark Gay
                                              Title: Senior Vice President


                                        SWISS BANK CORPORATION, NEW YORK BRANCH,


                                          by  /s/ Stephanie W. Kim
                                              --------------------------------
                                              Name: Stephanie W. Kim
                                              Title: Associate Director


                                          by  /s/ Susan N. Isquith
                                              --------------------------------
                                              Name: Susan N. Isquith
                                              Title: Director Credit Risk
                                                       Management

                                      THE TOKAI BANK, LIMITED,


                                        by /s/ Masaharu Muto
                                           -------------------------------------
                                           Name: Masaharu Muto
                                           Title: Deputy General Manager

                                      THE TORONTO-DOMINION BANK,


                                        by /s/ Jorge A. Garcia
                                           -------------------------------------
                                           Name: Jorge A. Garcia
                                           Title: Manager Credit Administration


                                      UNION BANK OF SWITZERLAND, NEW YORK
                                      BRANCH,


                                        by /s/ Daniel R. Strickford
                                           -------------------------------------
                                           Name: Daniel R. Strickford
                                           Title: Assistant Vice President


                                        by /s/ Christopher W. Criswell
                                           -------------------------------------
                                           Name: Christopher W. Criswell
                                           Title: Managing Director


                                      WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                      NEW YORK AND CAYMAN ISLANDS BRANCHES,


                                        by /s/ Ralph White
                                           -------------------------------------
                                           Name: Ralph White
                                           Title: Vice President


                                        by /s/ MPM Ransley
                                           -------------------------------------
                                           Name: MPM Ransley
                                           Title: Associate


                                      THE YASUDA TRUST AND BANKING COMPANY
                                      LIMITED, NEW YORK BRANCH,


                                        by /s/ Rohn M. Laudenschlager
                                           -------------------------------------
                                           Name: Rohn M. Laudenschlager
                                           Title: Senior Vice President